UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2012 (March 30, 2012)
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BlackRock, Inc.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 810-5300

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry Into a Material Definitive Agreement.

On March 30, 2012, BlackRock, Inc. (“BlackRock” or “us”) and certain of its subsidiaries entered into Amendment No. 1 (“Amendment No. 1”) to its Five-Year Revolving Credit Agreement, dated as of March 10, 2011 (the “Existing Credit Agreement”, and as amended by Amendment No. 1, the “Amended Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

Pursuant to the Existing Credit Agreement, certain lenders provided a revolving credit facility in an aggregate principal amount of $3,500,000,000 (the “Revolving Facility”) to BlackRock and certain of its subsidiaries.  Amendment No. 1, among other things, (i) provides new reduced pricing terms, (ii) extends the maturity date of the Revolving Facility to March 30, 2017, (iii) gives BlackRock the option to extend the maturity date under the Revolving Facility for an additional one-year term up to two times and (iv) allows BlackRock to increase the commitment size of the Revolving Facility by $285,000,000 within 60 days of the closing date of Amendment No. 1 without utilizing the $1,000,000,000 incremental commitment capacity available under the Existing Credit Agreement.  Except as modified by Amendment No. 1 as described above, the terms of the Revolving Facility remain the same.

For a description of certain relationships and related transactions between BlackRock and each of Barclays Bank PLC and its affiliates and Bank of America, N.A. and its affiliates, see the section entitled “Certain Relationships and Related Transactions” in BlackRock’s preliminary Proxy Statement on Schedule 14A filed March 16, 2012 with the Securities and Exchange Commission.  In addition, some of the financial institutions party to Amendment No. 1 and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for us, and have received customary fees and expenses for these services.

The foregoing description of the terms and conditions of Amendment No. 1 is not complete and is in all respects subject to the actual provisions of Amendment No. 1, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1
Amendment No. 1, dated as of March 30, 2012, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Name:	Daniel R. Waltcher
Title	Managing Director and Deputy General Counsel

Date: April 4, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 1, dated as of March 30, 2012, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.